UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2025
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INTEGRAL AD SCIENCE HOLDING CORP.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40557 (Commission File Number)	83-0731995 (IRS Employer Identification No.)

12 E 49th Street, 20th Floor New York, NY		10017
(Address of principal executive offices)		(Zip Code)

646 278-4871
(Registrant's telephone number, including area code)

	Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	IAS	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 1, 2025, Integral Ad Science Holding Corp. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in the Company’s 2025 Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on March 28, 2025. The final voting results for each of the proposals submitted to a vote of the Company’s shareholders are set forth below:

Proposal No. 1: Election of directors.

The Company’s shareholders elected the following nominees to serve as Class I directors for a term expiring at the Company’s 2028 annual meeting of shareholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Rod Aliabadi	120,341,471	25,337,503	8,508,053
Michael Fosnaugh	138,076,782	7,602,192	8,508,053
Robert Lord	144,883,870	795,104	8,508,053
Martin Taylor	125,005,578	20,673,396	8,508,053

Proposal No. 2: Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,743,343	3,608,242	327,389	8,508,053

Proposal No. 3: Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes For	Votes Against	Abstentions
154,047,209	122,152	17,666

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2025

INTEGRAL AD SCIENCE HOLDING CORP.

By:	/s/ Jill Putman
Name:	Jill Putman
Title:	Interim Chief Financial Officer (Principal Financial Officer)